COLT DEPOSITOR III, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by LSRMF3 Acquisitions Investments, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during May 2024 through October 2024 on mortgage loans with origination dates from October 2023 through October 2024 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (352 loans). The loans reviewed using the Business Purpose Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 352 mortgage loans.

The final population of the Review covered 352 mortgage loans totaling an aggregate original principal balance of approximately $119.666 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Interest Rate Initial Floor	Original P&I
Amortization Term	Interest Rate Life Max	Original Term
Amortization Type	Interest Rate Life Min	PITIA Reserves Months
Appraisal As-Is Value	Investor: Qualifying Total Debt Ratio	Prepayment Penalty Period (months)
Appraised Value	Lender	Prepayment Terms
Balloon Flag	Lien Position	Product Description
Borrower First Name	LTV Valuation Value	Property Type
Borrower FTHB	Margin	Purpose
Borrower Last Name	Maturity Date	Refi Purpose
Borrower SSN	Monthly HOA Dues	Representative FICO
City	Monthly Taxes	Rounding Method
Contract Sales Price	Note Date	State
Escrow Account	Occupancy	Street
First Payment Date	Original CLTV	Subject Debt Service Coverage Ratio
Has FTHB	Original Interest Rate	Taxes and Insurance
Interest Only Period	Original Loan Amount	Total Cash-out
Interest Rate Initial Cap	Original LTV	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across

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documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation

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Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

BUSINESS PURPOSE & LIMITED COMPLIANCE REVIEW

Includes Business Purpose Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

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d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 100.00% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

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NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	200	56.82%
B	152	43.18%
C	0	0.00%
Total	352	100.00%

COMPLIANCE RESULTS SUMMARY

Please note that two hundred eighty-seven (287) Business Purpose with no limited compliance review were not subjected to a compliance review and did not receive a compliance grade. Of the remaining sixty-five (65) mortgage loans, 100.00% by number received an “A” or “B” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Mortgage Review Population
A	39	11.08%	60.00%
B	26	7.39%	40.00%
C	0	0.00%	0.00%
Compliance Not Run	287	81.53%	N/A
Total	352	100.00%	100.00%

CREDIT RESULTS SUMMARY

Three hundred fifty-two (352) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 62.50% of the mortgage loans by number received a Credit grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	220	62.50%
B	132	37.50%
C	0	0.00%
Total	352	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All three hundred fifty-two (352) mortgage loans reviewed by AMC have a Property Grade of “B” or higher.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	352	100.00%
B	0	0.00%
C	0	0.00%
Total	352	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

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Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	26
		Missing, Incorrect, or Incomplete HUD-1	2
		Loan Package Documentation	1
		State Late Charge	1
		Total Compliance Grade (B) Exceptions:	30
Total Compliance Exceptions:			30
Credit	B	Guideline	125
		Borrower and Mortgage Eligibility	48
		Title	23
		Credit	16
		Loan Package Documentation	5
		Insurance	5
		Business Purpose	2
		Missing Document	2
		Documents	1
		Investment Product	1
		Total Credit Grade (B) Exceptions:	228
Total Credit Exceptions:			228
Total Property Exceptions:			0
Grand Total:			258

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 352 mortgage loans reviewed, 349 unique mortgage loans had 1,734 different tape discrepancies across 32 data fields (some mortgage loans had more than one data delta). The largest variances were found on PITIA Reserves Months, Escrow Account and Product Description.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	8	0.00%	352
Amortization Term	0	14	0.00%	352
Amortization Type	0	5	0.00%	352
Appraisal As-Is Value	7	9	77.78%	352
Appraised Value	0	13	0.00%	352
Balloon Flag	0	338	0.00%	352
Borrower First Name	96	339	28.32%	352
Borrower FTHB	1	1	100.00%	352
Borrower Last Name	111	352	31.53%	352
Borrower SSN	96	338	28.40%	352
City	7	352	1.99%	352
Contract Sales Price	0	9	0.00%	352
Escrow Account	279	338	82.54%	352
First Payment Date	0	9	0.00%	352

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Has FTHB	0	64	0.00%	352
Interest Only Period	27	50	54.00%	352
Interest Rate Initial Cap	1	1	100.00%	352
Interest Rate Initial Floor	1	1	100.00%	352
Interest Rate Life Max	0	1	0.00%	352
Interest Rate Life Min	0	1	0.00%	352
Investor: Qualifying Total Debt Ratio	31	65	47.69%	352
Lender	147	338	43.49%	352
Lien Position	0	10	0.00%	352
LTV Valuation Value	0	4	0.00%	352
Margin	5	5	100.00%	352
Maturity Date	0	9	0.00%	352
Monthly HOA Dues	3	4	75.00%	352
Monthly Taxes	3	4	75.00%	352
Note Date	2	14	14.29%	352
Occupancy	0	348	0.00%	352
Original CLTV	22	348	6.32%	352
Original Interest Rate	15	352	4.26%	352
Original Loan Amount	18	352	5.11%	352
Original LTV	4	78	5.13%	352
Original P&I	0	13	0.00%	352
Original Term	0	9	0.00%	352
PITIA Reserves Months	336	338	99.41%	352
Prepayment Penalty Period (months)	62	341	18.18%	352
Prepayment Terms	0	3	0.00%	352
Product Description	193	338	57.10%	352
Property Type	36	352	10.23%	352
Purpose	4	352	1.14%	352
Refi Purpose	2	177	1.13%	352
Representative FICO	22	352	6.25%	352
Rounding Method	0	1	0.00%	352
State	0	352	0.00%	352
Street	20	352	5.68%	352
Subject Debt Service Coverage Ratio	1	13	7.69%	352
Taxes and Insurance	4	4	100.00%	352
Total Cash-out	164	179	91.62%	352
Zip	14	352	3.98%	352
Total	1,734	7,702	22.51%	352

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	335	95.17%	$115,246,298.00	96.31%

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Adjustable	17	4.83%	$4,419,300.00	3.69%
Total	352	100.00%	$119,665,598.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	352	100.00%	$119,665,598.00	100.00%
Total	352	100.00%	$119,665,598.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	187	53.13%	$66,049,810.00	55.20%
Other-than-first-time Home Purchase	135	38.35%	$45,427,693.00	37.96%
Rate/Term Refinance - Borrower Initiated	30	8.52%	$8,188,095.00	6.84%
Total	352	100.00%	$119,665,598.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	347	98.58%	$117,912,348.00	98.53%
361+ Months	5	1.42%	$1,753,250.00	1.47%
Total	352	100.00%	$119,665,598.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	194	55.11%	$62,879,215.00	52.55%
Condo, Low Rise	27	7.67%	$8,818,101.00	7.37%
Condo, High Rise	7	1.99%	$3,516,750.00	2.94%
PUD	58	16.48%	$19,650,710.00	16.42%
Townhouse	1	0.28%	$163,500.00	0.14%
1 Family Attached	15	4.26%	$2,288,220.00	1.91%
2 Family	28	7.95%	$9,324,522.00	7.79%
3 Family	12	3.41%	$7,028,460.00	5.87%
4 Family	10	2.84%	$5,996,120.00	5.01%
Total	352	100.00%	$119,665,598.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	352	100.00%	$119,665,598.00	100.00%
Total	352	100.00%	$119,665,598.00	100.00%

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